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                                                                    EXHIBIT 10.1




                                   ALTEON INC.

                              AMENDED AND RESTATED

                             1987 STOCK OPTION PLAN




         1. PURPOSE. This Stock Option Plan (this "Plan") was established to provide incentives for selected persons to promote the financial success and progress of Alteon Inc. (the "Company") by granting such persons options to purchase shares of stock of the Company.

         2. ADOPTION AND SHAREHOLDER APPROVAL. This Plan became effective on December 10, 1987, the date that it was adopted by the Board of Directors (the "Board") of the Company. This Plan was approved by the shareholders of the Company within twelve months before or after the date this Plan was adopted by the Board. This Plan was amended by the shareholders of the Company, to increase the maximum number of shares that may be granted pursuant to this Plan, on June 15, 1988, June 23, 1989, December 12, 1990 and June 19, 1991. This Plan was
amended and restated on March 1, 1994 to (i) increase the maximum number of shares that may be granted pursuant to this Plan, and (ii) provide for the issuance of options hereunder in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor thereto ("Rule 16b-3"). The increase in the maximum number of shares was approved by the shareholders of the Company on June 7, 1994. This Plan was further amended by the Board on June 7, 1994 to allow for limited transferability of options and for the
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issuance of options to certain eligible parties at an exercise price not less than 85% of the fair market value of the underlying shares and on December 17, 1996 to provide for the issuance of options hereunder in compliance with Rule 16b-3, as amended.

         3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan (the "Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (or
Section 422A with respect to Options issued before such Section's termination), or (b) nonqualified stock options ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the common stock of the Company.

         4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 4,192,000 Shares. Such number of Shares shall be subject to adjustment as provided in this Plan. If any Option is terminated in whole or in part for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.




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         5. ADMINISTRATION OF THE PLAN: EMPLOYEES, OFFICERS, CONSULTANTS AND
INDEPENDENT CONTRACTORS.

                  (a) Procedure.

                           (i) Administration With Respect to Directors and
Officers. With respect to grants of Options to employees who are also officers or directors of the Company, this Plan shall be administered, and grants of Options shall be approved, by (A) the Board or (B) a committee comprised of directors of the Company designated by the Board to administer this Plan (a "Committee" is hereinafter defined as any committee appointed by the Board in accordance with this Section), which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock option plans, if any, of Delaware corporate and securities laws, and of the Code (the "Applicable Laws") and in such a manner as to permit transactions under the Plan to qualify for exemption from the provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer this Plan.




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                           (ii) Multiple Administrative Bodies. This Plan may be
administered by different bodies with respect to directors, non-director officers and employees, consultants and independent contractors who are neither directors nor officers.

                           (iii) Administration With Respect to Consultants,
Independent Contractors and Other Employees. With respect to grants of Options to employees, consultants or independent contractors who are neither directors nor officers of the Company, this Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer this Plan, all to the extent permitted by the Applicable Laws.

                  (b) Additional Powers of the Board or Committee. Except as provided in Section 6 with respect to Options granted to directors of the Company who are not compensated as employees or consultants ("Non-Compensated Directors"), in addition to those powers otherwise conferred upon the Board or Committee by this Plan, and subject to the provisions of this Plan and in the case of



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a Committee, the specific duties delegated by the Board to such Committee, the
Board or the Committee appointed pursuant to this Section (the "Administrator") shall have the authority, in its discretion:

                           (i) to determine the fair market value of the Shares,
in accordance with the following: (A) If the Shares are listed on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System the option price of such Option shall be the fair market value of the Common Stock of the Company on the date of grant which shall be equal to the NASDAQ-quoted closing price of the common stock on the date of grant, except that if the common stock did not trade on the date of grant, then the option price shall be equal to the NASDAQ-quoted closing price on the last business day prior to the date of grant on which the common stock traded; or (B) In the absence of an established market for the Shares, the fair market value thereof shall be determined in good faith by the Board.

                           (ii) to determine whether and to what extent Options
are granted hereunder;

                           (iii) to determine the terms and conditions, not
inconsistent with the terms of this Plan, of any Option granted hereunder (including, but not limited to, the share price, transferability, and any restriction or limitation or waiver of forfeiture restrictions regarding any Option and/or Shares relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);


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                           (iv) to determine whether and under what
circumstances the Administrator may offer to buy out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and to communicate to the Optionee at the time that such offer is made;

                           (v) to determine whether, to what extent and under
what circumstances Shares and other amounts payable with respect to an Option under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

                           (vi) to reduce the exercise price of any Option to
any then permissible exercise price if such permissible exercise price is lower than the exercise price determined on the date the Option was granted.

                  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         6. FORMULA AWARDS: NON-COMPENSATED DIRECTORS.

                  (a) Date of Grant and Number of Shares. With respect to grants of Options to Non-Compensated Directors, NQSOs in the amount of 33,600 Shares shall be made to each Non-Compensated Director on the date of such Non-Compensated Director's election or reelection to the Board. If a Non-Compensated Director to whom NQSO's are to be granted pursuant to this
Section is serving on the Board at the


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time of such election or reelection by virtue of having been appointed to the
Board to fill a vacancy or newly created directorship, the number of shares subject to the NQSO's to be granted pursuant to this Section shall be reduced by a number equal to 33,600 minus the product of (i) 933 and (ii) the number of full months during which such Non-Compensated Director has served as a director. For purposes of the preceding sentence, a month shall mean a period of 30 consecutive days.

                  (b) Exercise Period and Price. Options granted to Non-Compensated Directors shall vest in equal annual installments over the three year period of such Non-Compensated Director's term as director such that one-third (or 11,200 Shares) shall vest on the first anniversary of such Non-Compensated Director's election to the Board, an additional one-third shall vest on the second anniversary of such Non-Compensated Director's election to the Board, and the entire Option shall become vested on the third anniversary of such Non-Compensated Director's election to the Board. An Option granted pursuant to this Section shall be exercisable for a period of ten years from the date of grant at the fair market value as of the date of grant, regardless of whether any such Non-Compensated Director later ceases to be affiliated with the Company; provided, however, in the case of an Option granted to an Non-Compensated Director who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any



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Parent or Subsidiary, the term of the Option shall be five years from the date of grant thereof.

                  (c) Fair Market Value. For the purposes of this Section, the fair market value of the Shares shall be determined as follows: (i) If the Shares are listed on NASDAQ the option price of such Option shall be the fair market value of the Common Stock of the Company on the date of grant which shall be equal to the NASDAQ-quoted closing price of the common stock on the date of grant, except that if the common stock did not trade on the date of grant, then the option price shall be equal to the NASDAQ-quoted closing price on the last business day prior to the date of grant on which the common stock traded; or
(ii) In the absence of an established market for the Shares, the fair market value thereof shall be determined in good faith by the Board.

         7. ELIGIBILITY. Options may be granted only to such employees, officers, directors, consultants and independent contractors of the Company or any Parent, Subsidiary or Affiliate of the Company (as defined below) as the Administrator shall select from time to time in its sole discretion ("Optionees"), provided that only employees of the Company or a Parent or Subsidiary of the Company shall be eligible to receive ISOs; provided, further that Non-Compensated Directors may be granted Options only as set forth in
Section 6 above. An Optionee may be granted more than one Option under this Plan. As used in this Plan, the following terms shall have the following meanings:



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                  (a) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (b) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (c) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

         8. TERMS AND CONDITIONS OF OPTIONS. Except as provided in Section 6 with respect to Options granted to Non-Compensated Directors, the Administrator shall determine whether each Option is to be an ISO or an NQSO, the number of Shares for which the Option shall be granted, the exercise price of the Option, the periods


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during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following terms and conditions:

                  (a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Administrator shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                  (b) Exercise Price. The exercise price of a NQSO granted to eligible parties other than officers, directors and persons owning more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company (a "Ten Percent Shareholder") shall be not less than 85% of the fair market value of the Shares at the time that the Option is granted, as determined by the Administrator in good faith. The exercise price of (i) an ISO or (ii) a NQSO granted to an officer or director of the Company shall be not less than the fair market value of the Shares, at the time that the Option is granted, as determined by the Administrator in good faith. The exercise price of any Option granted to a Ten Percent Shareholder shall not be less than 110% of the fair market value of the Shares at the time of the Grant, as determined by the Administrator in good faith.




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                  (c) Exercise Period. Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the Grant provided, however, that no Option shall be exercisable after the expiration of ten years from the date the Option is granted, and provided further that no Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five years from the date the Option is granted.

                  (d) Limitations on ISOs. The aggregate fair market value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year under this Plan or under any other incentive stock option plan of the Company (or any Parent or Subsidiary of the Company) shall not exceed $100,000.

                  (e) Date of Grant. The date of grant of an Option shall be the date on which the Administrator makes the determination to grant such Option unless otherwise specified by the Administrator. The Grant representing the Option shall be delivered to the Optionee within a reasonable time after the granting of the Option.

                  (f) Rule 16b-3. Shares acquired pursuant to Options granted to persons subject to Section 16(b) of the Exchange Act shall not be sold or otherwise disposed of for a period of six (6) months following the date of the Grant. Grants of options to persons subject to Section 16(b) of the Exchange Act must qualify for exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3. Options granted to such persons shall contain such additional conditions or restrictions as may be required thereunder


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to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         9. EXERCISE OF OPTIONS.

                  (a) Notice. Options may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Administrator, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                  (b) Payment. Payment for the Shares may be made (i) in cash (by check), (ii) by surrender of shares of common stock of the Company having a fair market value equal to the exercise price of the Option; or (iii) by any combination of the foregoing where approved by the Administrator in its sole discretion.

                  (c) Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                  (d) Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:




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                           (i) An Option shall not be exercisable unless such
exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

                           (ii) The Administrator may specify a reasonable
minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

         10. TRANSFERABILITY OF OPTIONS. Except as otherwise provided in this
Section 10, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by the Optionee. If the Administrator so determines, NQSO's may be transferable to (A) the Optionee's spouse, parents, siblings, children or grandchildren (including stepparents, stepsiblings, stepchildren, and stepgrandchildren), (B) trusts for the benefit of the Optionee and/or such family members, and (C) partnerships whose only partners are the Optionee and/or such family members, provided that (i) no consideration is paid for such transfer, (ii) the terms and conditions of the Option which are applicable to the Optionee prior to the transfer of the Option shall continue to apply to the transferee; and (iii) the Grant pertaining to the Option shall set forth the applicable transfer restrictions.



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         11. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its shareholders.

         12. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

         13. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue in the employ of the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the


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right of the Company or any Parent, Subsidiary or Affiliate of the Company to
terminate the Optionee's employment at any time, with or without cause.

         14. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act of 1933, as amended, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

         15. RESTRICTIONS ON SHARES. At the discretion of the Administrator, the Company may reserve to itself or its assignee(s) in the Grant (a) a right of first refusal to purchase any Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party, and (b) a right to repurchase any or all Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate for any reason within a specified time as determined by the Administrator at the time of grant at (i) the Optionee's original purchase price (provided that the right to repurchase at such price shall lapse at the rate of at least 20% per year from the date of grant), (ii) the fair market value of such Shares as


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determined by the Administrator in good faith or (iii) a price determined by a formula or other provision set forth in the Grant.

         16. ASSUMPTION OF OPTIONS BY SUCCESSORS. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction in which 100% of the then outstanding voting stock is sold or otherwise transferred, or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the Grant, accelerate and become exercisable in full at least ten days prior to (and shall expire on) the consummation of such dissolution, liquidation, merger, sale of stock or sale of assets at such times and on such conditions as the Administrator shall determine unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent options. The aggregate fair market value (determined at the time an Option is granted) of stock with respect to ISOs which first become exercisable in the year of such dissolution, liquidation, merger, sale of stock or sale of assets cannot exceed $100,000. Any remaining accelerated ISOs shall be NQSOs.

         17. AMENDMENT OR TERMINATION OF PLAN. The Administrator may at any time terminate or amend this Plan in any respect (including, but not limited to, any form of Grant, agreement or instrument to be executed pursuant to this Plan), provided, however, that the Administrator shall not, without the approval of the shareholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of this Plan) or


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change the class of persons eligible to receive Options. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

         18. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten years from the date this Plan was originally adopted by the Board of Directors.




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